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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 16, 2005
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                          JAVELIN PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                      0-31114                      88-0471759
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(State or other            (Commission File Number)         (IRS Employer
 jurisdiction                of Incorporation)             Identification No.)


   130 West 42nd Street, 12th Floor, New York, New York          10036
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     (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code - (212) 554-4550

                                       N/A
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS
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         On September 16, 2005, Javelin Pharmaceuticals, Inc., announced the final results of its European Phase II/III study of Dyloject(TM) (diclofenac sodium injection).

         A copy of our press release announcing the Dyloject(TM) study is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
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           99.1  Press Release, dated September 16, 2005.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       JAVELIN PHARMACEUTICALS, INC.


                                       By: /s/Daniel B. Carr
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                                          Daniel B. Carr,
                                          Chief Executive Officer


Dated:  September 19, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
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NUMBER   EXHIBIT
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99.1     Press Release of Javelin Pharmaceuticals, Inc. dated September 16,
         2005.


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